Exhibit 99.3

ALF-X System (a carve-out of SOFAR S.p.A.)

Unaudited Financial Statements

As of and for the six months ended June 30, 2015 and 2014

ALF-X SYSTEM

(a carve-out of

Sofar S.p.A.)

Unaudited Carve-out Financial Statements

June 30, 2015 and 2014

ALF-X System (a carve-out of Sofar S.p.A.)

Contents

June 30, 2015 and 2014

Page(s)
Unaudited Carve-out Financial Statements
Unaudited Carve-out Balance Sheets	1
Unaudited Carve-out Statements of Operations	2
Unaudited Carve-out Statements of Changes in Equity	3
Unaudited Carve-out Statements of Cash Flows	4
Notes to Unaudited Carve-out Financial Statements	5–10

ALF-X System (a carve-out of Sofar S.p.A.)

Unaudited Carve-out Balance Sheets

June 30, 2015 and 2014

	June 30,	June 30,
	2015	2014
Assets
Current Assets
Accounts receivable, net	€69,413	€—
Inventories	1,876,638	1,133,323
Other current assets	4,707,347	3,411,169

Total Current Assets	6,653,398	4,544,492

Intangibles	123,172	125,404
Property and equipment, net	237,664	—
Security deposits	3,300	3,150

Total Assets	€7,017,534	€4,673,046

Liabilities and Equity
Current Liabilities
Accounts payable	€1,351,335	€952,924
Accrued payroll	24,967	24,812
Current tax Liabilities	16,691	15,103
Other current liabilities	289,338	252,544

Total Current Liabilities	1,682,331	1,245,383

Other long term liabilities	15,692	15,485

Total Liabilities	€1,698,023	€1,260,868

Parent’s Equity
Accumulated net parent investment	5,319,511	3,412,178

Total Equity	5,319,511	3,412,178

Total Liabilities and Equity	€7,017,534	€4,673,046

See accompanying notes to the Unaudited Carve-out Financial Statements

ALF-X System (a carve-out of Sofar S.p.A.)

Unaudited Carve-out Statements of Operations

Periods Ended June 30, 2015 and 2014

	the six-month period ended
	June 30, 2015	June 30, 2014
Sales	€69,413	€—

Operating Expenses
General and administrative	1,385,164	1,112,610
Research and development	721,426	429,428
Amortization of intangibles	3,806	3,675
Depreciation of property and equipment	18,288	—
Other expenses	—	26,000

Total Operating Expenses	2,128,684	1,571,713

Operating Loss	(2,059,271)	(1,571,713)

Other Expenses	—	2,037

Loss before income taxes	(2,059,271)	(1,573,750)

Income tax expense/benefit	—	—

Net loss	€(2,059,271)	€(1,573,750)

See accompanying notes to the Unaudited Carve-out Financial Statements

ALF-X System (a carve-out of Sofar S.p.A.)

Unaudited Carve-out Statements of Changes in Equity

June 30, 2015 and 2014

Total
Equity
Balance, December 31, 2013	€1,849,890

Net Loss	(1,573,750)
Sofar investment	3,136,038

Balance, June 30, 2014	3,412,178

Net Loss	(1,790,569)
Sofar investment	2,406,794

Balance, December 31, 2014	4,028,403

Net Loss	(2,059,271)
Sofar investment	3,350,379

Balance, June 30, 2015	€5,319,511

See accompanying notes to the Unaudited Carve-out Financial Statements

ALF-X System (a carve-out of Sofar S.p.A.)

Unaudited Carve-out Statements of Cash Flows

June 30, 2015 and 2014

	the six-month period ended
	June 30, 2015	June 30, 2014
Operating Activities:
Net loss	€(2,059,271)	€(1,573,750)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Amortization of intangible assets	3,806	3,674
Depreciation of property and equipment	18,288	—
Changes in operating assets and liabilities:
Accounts receivable	(69,413)	—
Inventories	(428,144)	(303,256)
Other current and long term assets	(379,281)	(885,289)
Security deposits	1,650	5,951
Accounts payable	(264,827)	(391,260)
Accrued payroll	(26,195)	(23,947)
Current tax liabilities	(13,715)	(10,576)
Other current and long term liabilities	127,924	52,459

Net cash and cash equivalents used in operating activities	(3,089,178)	(3,125,994)

Investing Activities:
Purchase of intangibles	(5,249)	(10,044)
Purchase of property and equipment	(255,952)	—

Net cash and cash equivalents used in investing activities	(261,201)	(10,044)

Financing Activities:
Net contributions from Parent	3,350,379	3,136,038

Net cash and cash equivalents provided by financing activities	3,350,379	3,136,038

Cash and Cash Equivalents:

Cash and Cash Equivalents, beginning of period	—	—

Cash and Cash Equivalents, end of period	€—	€—

See accompanying notes to the Unaudited Carve-out Financial Statements

ALF-X System (a carve-out of Sofar S.p.A.)

Notes to Unaudited Carve-out Financial Statements

June 30, 2015 and 2014

1.	Business description and nature of operations

TransEnterix Italia S.r.l. (the “Company”), formerly known as Vulcanos S.r.l., is a limited liability company established under the Italian law on July 22, 2015. The Company is focused on the development and commercialization of the ALF-X System; it operates in Trezzano Rosa (Milano) and also utilizes an external warehouse based in Fara Gera D’Adda (Bergamo).

TransEnterix Italia S.r.l. is wholly owned by TransEnterix International, Inc., incorporated in Delaware, USA, which is a subsidiary of TransEnterix, Inc., an American publicly traded company, headquartered in North Carolina, and listed on the NYSE MKT Exchange.

TransEnterix, Inc. is a medical device company that is pioneering the use of robotics to improve minimally invasive surgery by addressing the clinical challenges associated with current laparoscopic and robotic options. TransEnterix, Inc. has developed the SurgiBot System, a single-port, robotically enhanced laparoscopic surgical platform.

On September 21, 2015, TransEnterix International, Inc. completed the acquisition of the Company from Sofar S.p.A. (the “Parent”), an Italian company based in Trezzano Rosa (Milano) that included all of the transferred assets, employees and contracts related to the advanced robotic system for minimally invasive laparoscopic surgery known as the ALF-X Surgical Robotic System (“ALF-X”) and changed the name of the Company from Vulcanos S.r.l. to TransEnterix Italia S.r.l. ALF-X is a multi-port robotic system that brings the advantages of robotic surgery to patients while enabling surgeons with innovative technology.

The carve-out financial statements of ALF-X System (a carve-out of Sofar S.p.A.) present the historical position, results of operations, changes in Parent’s equity to support the ALF-X project, and cash flows on a carve-out basis of the ALF-X System in connection with the acquisition.

The carve-out financial statements have been derived from the accounting records of Sofar S.p.A. on a carve-out basis.

2.	Basis of presentation and methods of allocation

The carve-out financial statements of ALF-X System (a carve-out of Sofar S.p.A.) have been prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”). The unaudited interim carve-out financial statements reflect all adjustments which are, in the opinion of management, necessary for a fair presentation of the results of the interim periods presented. All such adjustments are of a normal recurring nature. The unaudited interim carve-out financial statements do not include all disclosures required by US GAAP for full annual financial statements.

These financial statements have been prepared solely to demonstrate the historical results of operations, financial position and cash flows related to ALF-X for the indicated periods.

The carve-out financial statements include the assets, liabilities, revenue and expenses that are specifically identifiable to ALF-X.

In addition, the operating businesses within Sofar S.p.A. share a certain common overhead structure. Certain corporate assets, liabilities and expenses have been allocated to the ALF-X for the periods presented.

The allocations to the ALF-X are based on various assumptions and estimates. Management believes the methodology applied to the allocation is reasonable. The basis of allocation of certain assets, liabilities and expenses is described below.

ALF-X System (a carve-out of Sofar S.p.A.)

Notes to Unaudited Carve-out Financial Statements

June 30, 2015 and 2014

(a) Inventory

Inventories include finished ALF-X systems ready for sale and ALF-X components waiting to be assembled. All the items included as stock in these financial statements are clearly identified and directly related to ALF-X System (a carve-out of Sofar S.p.A.) and they have been allocated to the ALF-X based on the underlying technology.

(b) Intangibles

ALF-X is an advanced robotic system for minimally invasive laparoscopic surgery which was part of separate line of business in Sofar. Intangibles include the product patent and other costs incurred in connection with securing the patent.

(c) Property and equipment, net

Property and equipment are instruments related to the ALF-X system. The offices and the warehouse in Trezzano remain as Sofar property after the transaction; the utilization of these areas is classified under rent cost for ALF-X System (a carve-out of Sofar S.p.A.).

(d) Suppliers

The allocated trade payables are related to the supply of services and materials directly related to the ALF-X business.

(e) Shared services costs

Certain services (logistic, human resources, accounting, marketing, and information technology) have been provided by Sofar to the ALF-X project. For the purposes of these carve-out financial statements, these shared service costs have been allocated to the ALF-X business using the same allocation methods of the Service Agreement signed by Sofar S.p.A and Vulcanos S.r.l. on September 18, 2015.

The Service Agreement reports the total personnel cost (salary, benefits, tax contribution) and a percentage of this cost is allocated for the purpose of these carve-out financial statements using a survey-based estimate of the hours spent on the development of the ALF-X.

(f) Management costs

These costs have the same nature of shared function costs but they were not listed in the Service Agreement and they were related to the CEO, CFO, Business Development manager and Export manager.

These costs have been allocated based on the approximate time worked on the ALF-X business during the year based on the internal reporting used by management in making operating decisions.

3.	Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Such estimates primarily relate to useful lives of the fixed assets. Accordingly, actual results may differ from estimated amounts.

ALF-X System (a carve-out of Sofar S.p.A.)

Notes to Unaudited Carve-out Financial Statements

June 30, 2015 and 2014

Revenue Recognition

Revenue is recognized upon the transfer of ownership to the buyer and once the service is performed. The sales started in May 2015.

Intangibles

Intangible assets consist of ALF-X patent cost and related legal fees; the cost is amortized at the lesser of its useful life and its legal life, which is estimated to be in 20 years (5% rate).

Property and equipment

Property and equipment are stated at cost, net of accumulated depreciation, and they are depreciated using the straight-line method over their estimated useful lives, estimated in 7 years (14% rate).

Inventories

Inventories consist of finished goods, valued at lower between the cost and market. Cost is determined according to the specific identification cost. The Company provides estimated inventory allowances for excess, slow moving and obsolete inventory as well as inventory whose carrying value is in excess of net realizable value. The inventory allowance was deemed not necessary as of June 30, 2015 and 2014 for the carve-out financial statements.

Other Current Assets

Other current assets consist of advance payments and deposits made to external suppliers which provide assembly and logistics services, mechanical parts transferred to external warehouses, prepaid expenses as part of expenses due in subsequent exercise for insurance, rent and no competition agreement.

Accounts Payable

Accounts payable consist of trade payables recorded at the original invoice amount.

Provision for severance indemnities

It consists of an estimated fund, provided by the Italian Law, for retirement benefit to the employees, in case of end of service or resignation, included in other long term liabilities.

Operating expenses

Operating costs are expensed as incurred. Operating expenses are mainly composed of cost of services, depreciation and amortization, and salaries.

ALF-X System (a carve-out of Sofar S.p.A.)

Notes to Unaudited Carve-out Financial Statements

June 30, 2015 and 2014

Research and development costs

Research and development costs are expensed as incurred and mainly composed of technical consultancies for the ALF-X design, and medical-scientific studies related to the development of the ALF-X.

Currency Transactions

The functional currency of the Company is the Euro. Transactions with foreign parties are translated using the exchange rate in effect on the date of settlement; the loss resulting from the re-measurement of these transactions between Euro and foreign currencies is included in other expenses.

Income Tax

The Company does not recognize income taxes due to the loss incurred in the carve-out financial statements. Deferred tax assets have not been recognized in respect of the loss of the carve-out financial statements because they do not represent a tax credit according to Italian tax law.

4.	Inventories

Inventories are as follows:

	June 30, 2015	June 30, 2014
Finished goods	1,876,638	1,133,323

Total inventories	€1,876,638	€1,133,323

Inventories are stated at the lower of cost or market. Cost is based on the specific identification method. Finished goods include the main components of the ALF-X robotic unit: manipulator arms, cockpit, node, and 3D channel.

5.	Other current assets

Other current assets are as follows:

	June 30, 2015	June 30, 2014
Deposit at external warehouse	3,336,004	2,615,580
Advance payments	1,371,343	786,000
Pre-paid expenses	—	9,589

Total other current assets	€4,707,347	€3,411,169

ALF-X System (a carve-out of Sofar S.p.A.)

Notes to Unaudited Carve-out Financial Statements

June 30, 2015 and 2014

6.	Intangibles

Intangible assets are as follows:

	June 30, 2015	June 30, 2014
ALF-X Patent	152,235	146,986
Less. Accumulated amortization	(29,063)	(21,582)

Total intangibles	€123,172	€125,404

Amortization started in 2011 when the “CE mark”, following the feasibility study, development, and testing was achieved. The CE mark is a mandatory conformity marking for certain products sold within the European Economic Area (EEA).

7.	Property and equipment

Property and equipment are as follows:

	June 30, 2015	June 30, 2014
Total property and equipment	255,952	—
Less: accumulated depreciation	(18,288)	—

Total property and equipment, net	€237,664	€—

Depreciation started in 2011 when the “CE mark” was achieved.

8.	Security deposits

Security deposits consist of deposits related to rent contracts.

9.	Accounts payable

Accounts payable are as follows:

	June 30, 2015	June 30, 2014
Trade payables	1,110,067	940,979
Accrued payables	241,268	11,945

Total accounts payable	€1,351,335	€952,924

10.	Accrued payroll

Twelve employees have been directly involved in ALF-X as of June 30, 2015 and 2014, and the payroll liabilities are related to pension fund contribution costs.

11.	Current tax liabilities

The amount is related to the national security contributions related to the employees and Italian withholding tax.

ALF-X System (a carve-out of Sofar S.p.A.)

Notes to Unaudited Carve-out Financial Statements

June 30, 2015 and 2014

12.	Other current liabilities

Other current liabilities are as follows:

	June 30, 2015	June 30, 2014
Accrued vacations	143,259	113,388
Other liabilities	138,316	116,229
Non-competition agreement	7,763	7,763
Collective employees bonus	—	15,164

Total other current liabilities	€289,338	€252,544

13.	Other long term liabilities

Other long term liabilities include the provision for severance indemnities, set up by the Italian legislation. It provides that at employees’ termination date, they will receive a leaving entitlement, called “Trattamento di Fine Rapporto” (TFR).

14.	Equity

Net Parent investment represents the support provided by Sofar S.p.A. during 2015 and previous years, in order to develop the ALF-X system capital expenditure and to finance the working capital needs of the Company.

15.	Related Party Transactions

On September 21, 2015, TransEnterix International, Inc. completed the acquisition of TransEnterix Italia S.r.l. from Sofar S.p.A. The interactions among the companies are reported in “business description and nature of operations” and “equity” sections.

16.	Subsequent Events

Management has evaluated subsequent events through December 3, 2015, the date on which the financial statements were available to be issued. No events were identified that required adjustments to, or disclosure in, the accompanying financial statements.